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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): April 22, 2003

                             POLYMEDICA CORPORATION
             ------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                  Massachusetts
             ------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


              0-19842                                    04-3033368
--------------------------------------     -------------------------------------
     (Commission File Number)               (I.R.S. Employer Identification No.)

11 State Street, Woburn, Massachusetts                     01801
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(Address of Principal Executive Offices)                 (Zip Code)

                                 (781) 933-2020
                        --------------------------------
              (Registrant's Telephone Number, Including Area Code)

                        --------------------------------

                                       n/a
                        --------------------------------
          (Former name or former address, if changed since last report)

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ITEM 9. REGULATION FD DISCLOSURE (INFORMATION FURNISHED PURSUANT TO ITEM 12,
        "DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION").

         On April 22, 2003, PolyMedica Corporation issued a press release with respect to its expectations for fiscal 2004 first quarter earnings. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

         In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached hereto is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                PolyMedica Corporation


Date:  April 24, 2003           By: /s/ John K.P. Stone III
                                    -----------------------------------------
                                    John K.P. Stone III
                                    Senior Vice President and General Counsel



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                               INDEX TO EXHIBITS


Exhibit
Number          Description
-------         -----------
99.1            Press release dated April 22, 2003